UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 9, 2022

EVOFEM BIOSCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36754	20-8527075
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
12400 High Bluff Drive, Suite 600, San Diego, CA 92130
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code
(858) 550-1900

Not applicable.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	EVFM	The Nasdaq Stock Market LLC (Nasdaq Capital Market)
Series A Preferred Stock Purchase Rights, par value $0.0001 per share	N/A	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
As previously disclosed, Evofem Biosciences, Inc. (the “Company”) was not in compliance with certain requirements for maintaining its listing on The Nasdaq Capital Market, including the “Bid Price Rule,” which requires the Company’s listed securities to maintain a minimum bid price of $1.00 per share. On August 9, 2022, the Company received a written notice from the Nasdaq Hearings Panel that it has determined to delist the Company’s securities from The Nasdaq Capital Market as a result of the Company’s failure to regain compliance with the Bid Price Rule. Nasdaq will suspend trading in the Company’s securities effective at the open of business on August 11, 2022. The Company is considering an appeal to the Nasdaq Listing and Hearing Review Council; however, an appeal would not stay the decision of the Nasdaq Hearings Panel.

The Company remains a public company and will retain the “ticker” symbol “EVFM.” The Company expects shares of its common stock will commence trading on the OTC Markets Group platform at the open of trading on August 11, 2022, and plans to apply for trading of its shares of common stock on the OTCQB market. Quotes and related Company information will be available at www.otcmarkets.com.

The Company plans to continue to make all required SEC filings, including those on Forms 10-K, 10-Q and 8-K, and will remain subject to all SEC rules and regulations applicable to reporting companies under the Securities Exchange Act of 1934. The Company plans to continue to maintain compliance with all Nasdaq corporate governance requirements notwithstanding the trading suspension and move to the OTC Markets Group platform, and to provide annual financial statements audited by a Public Company Accounting Oversight Board auditor and unaudited interim financial reports, prepared in accordance with GAAP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVOFEM BIOSCIENCES, INC.

Date: August 10, 2022	By:	/s/ Justin J. File
Justin J. File Chief Financial Officer